UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2023

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

408 543-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 29, 2023, Bloom Energy Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the prospectus included in the Company’s registration statement on Form S-3ASR (File No. 333-260464), filed with the SEC on October 25, 2021 (the “Registration Statement”), covering the resale by SK ecoplant Co., Ltd. (“SK ecoplant”) and Econovation, LLC (“Econovation”), an affiliated entity of SK ecoplant of which SK ecoplant is the managing member, of up to 23,491,701 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share (“Class A common stock”), consisting of (i) up to 10,000,000 shares of Class A common stock held by SK ecoplant and (ii) up to 13,491,701 shares of Class A common stock held by Econovation.

A copy of the legal opinion of Latham & Watkins LLP relating to the validity of the Shares is filed herewith as Exhibit 5.1 and is incorporated herein by reference, and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

5.1	Opinion of Latham & Watkins LLP.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1).

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: September 29, 2023	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary